UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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MANAS PETROLEUM CORPORATION
(Name of Registrant as Specified In Its Charter)

___________________________________________________
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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MANAS PETROLEUM CORPORATION
Bahnhofstrasse 9, P.O. Box 155
CH-6341 Baar, Switzerland

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 16, 2010

Dear Stockholder:

Our annual meeting of stockholders will be held on Thursday, September 16, 2010, at 10 a.m., local time, at the Hotel Sedartis, Bahnhofstrasse 16, 8800 Thalwil, Switzerland for the following purposes:

1.	To elect Heinz J. Scholz, Michael Velletta, Dr. Richard Schenz, and Dr. Werner Ladwein as the directors of our company;

2.	To ratify the appointment of BDO Visura as our independent registered public accounting firm; and

3.	To transact such other business as may properly come before the annual meeting or any adjournment thereof.

These items of business are more fully described in the proxy statement accompanying this notice.

Our board of directors has fixed the close of business on July 28, 2010 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the annual meeting or any adjournment thereof. Only the stockholders of record on the record date are entitled to vote at the annual meeting.

Whether or not you plan on attending the annual meeting, we ask that you vote by proxy by following instructions provided in the enclosed proxy card as promptly as possible. If your shares are held of record by a broker, bank, or other nominee, please follow the voting instruction sent to you by your broker, bank, or other nominee in order to vote your shares.

Even if you have voted by proxy, you may still vote in person if you attend the annual meeting. Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to vote at the annual meeting, you must obtain a valid proxy issued in your name from that record holder.

Sincerely,

By Order of the Board of Directors

/s/ Peter-Mark Vogel
Peter-Mark Vogel
Interim President

July 29, 2010

MANAS PETROLEUM CORPORATION
Bahnhofstrasse 9, P.O. Box 155
CH-6341 Baar, Switzerland

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 16, 2010

Questions and Answers about the Annual Meeting of Stockholders

Why am I receiving these materials?

The board of directors of Manas Petroleum Corporation (“we”, “us” or “our”) is soliciting proxies for use at the annual meeting of stockholders to be held on Thursday, September 16, 2010, at 10 a.m., local time, at the Hotel Sedartis, Bahnhofstrasse 16, 8800 Thalwil, Switzerland or at any adjournment of the annual meeting. These materials were first sent or given to our stockholders on or about August 6, 2010.

What is included in these materials?

These materials include:

  the letter to stockholder;
  the notice of the annual meeting of stockholders;
  this proxy statement for the annual meeting of stockholders;
  the proxy card; and
  our annual report on Form 10-K for the year ended December 31, 2009, as filed with the Securities and Exchange Commission on March 18, 2010.

Important Notice Regarding the Availability of Proxy Materials
for the Stockholder Meeting to be Held on September 16, 2010

Above materials are also available at http://www.manaspetroleum.com/s/AGM.asp.

The annual report on Form 10-K accompanies this proxy statement, but does not constitute a part of the proxy soliciting material.

What items will be voted at the annual meeting?

Our stockholders will vote on:

  the election of directors; and

  the ratification of appointment of our independent registered public accounting firm.

What do I need to do now?

We urge you to carefully read and consider the information contained in this proxy statement. We request that you cast your vote on each of the proposals described in this proxy statement. You are invited to attend the annual meeting, but you do not need to attend the annual meeting in person to vote your shares. Even if you do not plan to attend the annual meeting, please vote by proxy by following instructions provided in the proxy card.

Who can vote at the annual meeting?

Our board of directors has fixed the close of business on July 28, 2010 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the annual meeting or any adjournment. If you were a stockholder of record on the record date, you are entitled to vote at the annual meeting.

As of the record date, 122,883,866 shares of our common stock were issued and outstanding and, therefore, a total of 122,883,866 votes are entitled to be cast at the annual meeting.

How many votes do I have?

On each proposal to be voted upon, you have one vote for each share of our common stock that you owned on the record date. There is no cumulative voting.

How do I vote my shares?

If you are a stockholder of record, you may vote in person at the annual meeting or by proxy.

  To vote in person, come to the annual meeting, and we will give you a ballot when you arrive.
  If you do not wish to vote in person or if you will not be attending the annual meeting, you may vote by proxy by mail, by telephone or via the Internet by following instructions provided in the proxy card.

If you hold your shares in “street name” and:

  you wish to vote in person at the annual meeting, you must obtain a valid proxy from your broker, bank, or other nominee that holds your shares giving you the right to vote the shares at the annual meeting.
  you do not wish to vote in person or you will not be attending the annual meeting, you must vote your shares in the manner prescribed by your broker, bank or other nominee. Your broker, bank or other nominee should have enclosed or otherwise provided a voting instruction card for you to use in directing the broker, bank or nominee how to vote your shares.

What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name with our transfer agent, Island Stock Transfer, then you are a stockholder of record with respect to those shares.

If your shares are held in a stock brokerage account or by a bank, or other nominee, then the broker, bank, or other nominee is the stockholder of record with respect to those shares. However, you still are the beneficial owner of those shares, and your shares are said to be held in “street name.” Street name holders generally cannot vote their shares directly and must instead instruct the broker, bank, or other nominee how to vote their shares. Street name holders are also invited to attend the annual meeting.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, it means that you hold shares registered in more than one name or in different accounts. To ensure that all of your shares are voted, please vote by proxy by following instructions provided in each proxy card. If some of your shares are held in “street name,” you should have received voting instruction with these materials from your broker, bank or other nominee. Please follow the voting instruction provided to ensure that your vote is counted.

What vote is required for the election of directors or for the approval of a proposal?

Our directors are elected by a majority of the votes cast. This means that the nominees who receive more “For” votes than “Against” votes will be elected as directors. There is no cumulative voting in the election of directors.

All other proposals require the affirmative vote of a majority of the shares represented at the annual meeting and entitled to vote on any matter (which shares voting affirmatively also constitute at least a majority of the required quorum). Therefore, for the ratification of the appointment of the independent registered public accounting firm to be approved, the proposal must receive more “For” votes than the combined votes of “Against” votes and votes that are abstained.

How are votes counted?

For the election of directors, you may vote “For”, “Against”, or “Abstain” for each nominee for the directors. Votes that are abstained and broker non-votes will have no effect on the outcome of the vote on the election of directors.

For the ratification of the appointment of the independent registered public accounting firm, you may vote “For”, “Against”, or “Abstain” for the proposal. Votes that are abstained will have the same effect as “Against” votes. Broker non-votes will have no effect on the outcome of the vote on this proposal.

A “broker non-vote” occurs when a broker, bank, or other nominee holding shares for a beneficial owner in street name does not vote on a particular proposal because it does not have discretionary voting power with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner of those shares, despite voting on at least one other proposal for which it does have discretionary authority or for which it has received instructions.

What happens if I do not make specific voting choices?

If you are a stockholder of record and you submit your proxy without specifying how you want to vote your shares, then the proxy holder will vote your shares in the manner recommended by our board of directors on all proposals.

If you hold your shares in the street name and you do not give instructions to your broker, bank or other nominee to vote your shares, under the rules that govern brokers, banks, and other nominees who are the stockholders of record of the shares held in street name, it generally has the discretion to vote uninstructed shares on routine matters but have no discretion to vote them on non-routine matters.

What is the quorum requirement?

A quorum of stockholders is necessary for the transaction of business at the annual meeting. Stockholders holding at least 10% of the shares entitled to vote, represented in person or by proxy, constitute a quorum at the annual meeting. Your shares will be counted towards the quorum requirement only if you or the registered holder of your shares, properly vote by proxy or present in person at the annual meeting. Votes that are abstained and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the annual meeting may be adjourned by the vote of a majority of the shares represented either in person or by proxy.

How does the board of directors recommend that I vote?

Our board of directors recommends that you vote your shares:

  “For” the election of all nominees for directors; and
  “For” the ratification of the appointment of the independent registered public accounting firm.

Can I change my vote after submitting my proxy?

Yes. You may revoke your proxy and change your vote at any time before the final vote at the annual meeting. If you are a stockholder of record, you may vote again on a later date via the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the annual meeting will be counted), by signing and returning a new proxy card with a later date, or by attending the annual meeting and voting in person. Your attendance at the annual meeting will not automatically revoke your proxy unless you vote again at the annual meeting or specifically request in writing that your prior proxy be revoked. You may also request that your prior proxy be revoked by delivering us at Manas Petroleum Corporation, Bahnhofstrasse 9, P.O. Box 155, CH-6341 Baar, Switzerland, Attention: Tatjana Rosenast a written notice of revocation prior to the annual meeting.

If you hold your shares in the street name, you will need to follow the voting instruction provided by your broker, bank or other nominee regarding how to revoke or change your vote.

How can I attend the annual meeting?

You may call us at +41-44-718 10 30 if you want to obtain information or directions to be able to attend the annual meeting and vote in person.

You may be asked to present valid picture identification, such as a driver’s license or passport, before being admitted to the annual meeting. If you hold your shares in street name, you also will need proof of ownership to be admitted to the annual meeting. A recent brokerage statement or letter from your broker, bank or other nominee is an example of proof of ownership.

Who pays for the cost of proxy preparation and solicitation?

We pay for the cost of proxy preparation and solicitation, including the reasonable charges and expenses of brokers, banks or other nominees for forwarding proxy materials to street name holders.

We are soliciting proxies primarily by mail. In addition, our directors, officers and regular employees may solicit proxies by telephone, facsimile, mail, other means of communication or personally. These individuals will receive no additional compensation for such services.

We will ask brokers, banks, and other nominees to forward the proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. We will reimburse them for their reasonable expenses.

Forward-Looking Statements

This proxy statement contains forward-looking statements. These statements relate to future events. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “plan”, “anticipate”, “believe”, “estimate”, “predict”, “potential” or “continue” or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties and other factors that may cause our company’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States and Canada, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

Voting Securities and Principal Holders Thereof

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of July 28, 2010, certain information with respect to the beneficial ownership of our common stock by each stockholder known by us to be the beneficial owner of more than 5% of our common stock and by each of our current directors, director nominees, and our named executive officers (as defined in the “Executive Compensation” section below) and our current executive officers and by our current directors and executive officers as a group. We have determined the number and percentage of shares beneficially owned by such person in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. This information does not necessarily indicate beneficial ownership for any other purpose.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percent of Class(1)
Common Stock	Heinz Scholz Seegartenstrasse 45 Horgen 8810 Switzerland	23,202,250(2)	Direct	18.6%
Common Stock	Peter-Mark Vogel Haabweg 2 Baech 8806 Switzerland	16,164,279(3)	Direct	13.1%
Common Stock	Alexander Becker 1051 Brickley Close Sidney, British Columbia V8L 5L1 Canada	14,452,343(4)	Direct	11.8%
Common Stock	Michael Velletta 4th Floor, 931 Fort Street Victoria, British Columbia V8V 3K3, Canada	3,850,000(5)	Direct/ Indirect	3.1%
Common Stock	Yaroslav Bandurak Moskovskaya Str, H 86 AP 38 Bishkek 720021 Kyrgyz Republic	3,100,000(6)	Direct	2.5%
Common Stock	Erik Herlyn Am Rain 11 Windisch 5210 Switzerland	1,631,661(7)	Direct	1.3%
Common Stock	Richard Schenz Hauptstrasse 70 A-2372 Giesshuebl Austria	378,606(8)	Direct	*
Common Stock	Ari Muljana Hirzenbachstrasse 77 Zurich 8051 Switzerland	189,373(9)	Direct	*
Common Stock	Werner Ladwein Wenthartgasse 27 1210 Vienna Austria	Nil	Direct	*
Common Stock	Rahul Sen Gupta Alte Wollerauerstrasse 36 Wollerau 8832 Switzerland	600,000	Direct	*
Common Stock	Thomas Flottmann 251 Verney Rd East Graceville, Qld 4075 Australia	333,333(10)	Direct	*
Common Stock	Directors and Current Executive Officers as a group (7 persons)(11)	48,516,169		20.1%

Notes
*	Less than 1%.

(1)

Percentage of ownership is based on 122,883,866 shares of our common stock issued and outstanding as of July 28, 2010. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage ownership of the person holding such option or warrants, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(2)	Consists of 21,452,250 shares of our common stock and 1,750,000 options exercisable within 60 days.

(3)	Consists of 15,966,132 shares of our common stock and 198,147 options exercisable within 60 days.

(4)	Consists of 14,285,677 shares of our common stock and 166,666 shares of our common stock held in trust for Thomas Flottmann pursuant to an agreement which we are not a party.

(5)

Consists of 2,750,000 shares of our common stock held by Resources & Technology Corp., of which Mr. Velletta holds voting and dispositive control and 1,100,000 stock options exercisable within 60 days.

(6)	Consists of 1,600,000 shares of our common stock and 1,500,000 stock options exercisable within 60 days.

(7)	Consists of 250,000 shares of our common stock and 1,381,661 stock options exercisable within 60 days.

(8)	Consists of 378,606 stock options exercisable within 60 days.

(9)	Consists of 189,373 stock options exercisable within 60 days.

(10)	Consists of 333,333 shares of our common stock and does not include 333,333 shares of our common stock held in trust for Mr. Flottmann by Alexander Becker.

(11)	Does not include Thomas Flottmann, who resigned as our Chief Executive Officer on February 1, 2009 and Rahul Sen Gupta, who resigned as our Chief Financial Officer on February 28, 2009.

Changes in Control

We are unaware of any contract or other arrangement the operation of which may at a subsequent date result in a change in control of our company.

Proposal 1
Election of Directors

Our board of directors has nominated the persons named below as candidates for directors at the annual meeting. Unless otherwise directed, the proxy holder will vote the proxies received by him for the four nominees named below.

Our directors hold office until the next annual meeting or until their successors have been elected and qualified, or until they resign or are removed.

Our board of directors recommends that you vote FOR the nominees.

Nominees

Name	Positions Held with Our Company	Age	Date First Elected or Appointed
Heinz J. Scholz	Executive Director and Chairman	67	April 10, 2007
Michael Velletta	Executive Director	54	April 10, 2007
Dr. Richard Schenz	Director	69	November 21, 2008
Dr. Werner Ladwein	None	62	Not Applicable

Business Experience of Nominees

The following is a brief account of the education and business experience of the nominees during at least the past five years, indicating their principal occupation during the period, and the name and principal business of the organization by which they were employed.

Heinz J. Scholz, Executive Director and Chairman

Heinz J. Scholz is a physicist and engineer. In the 1980s Mr. Scholz built factories and telecommunication networks in the former Soviet Union. After the German Reunification he also advised Soviet Ministries regarding the negotiations on the sale of Russia’s East German telecommunication network to Deutsche Telecom. He has worked in collaboration with scientific institutes in the Russian Federation.

Mr. Scholz has been our Executive Director since August 25, 2008 and the Chairman of our board of directors and one of our directors since April 10, 2007. Since May 2004, he has acted as the Chairman of the board of directors for DWM Petroleum A.G., and from May 2004 to February 2008, he acted as Chief Executive Officer for DWM Petroleum A.G. Mr. Scholz earned his Engineering degree in 1975 and MSc equivalent in Physics in 1979 at University (Bremen) Engineer for Electro Technology, University for Technology (Bremen).

We believe Mr. Scholz is qualified to serve on our board of directors because of his extensive knowledge of our company’s history and current operations. Mr. Scholz is also a co-founder of DWM Petroleum AG, our wholly-owned subsidiary and beneficially owns approximately 19% of outstanding shares of our common stock. Mr. Scholz plays a critical role in targeting, appraising and subsequently acquiring the rights to major oil and gas assets in the Former Soviet Union and its satellite countries.

Michael Velletta, Executive Director

Michael Velletta was called to the Bar of British Columbia, Canada in 1990 and presented to the Supreme Court as a barrister and solicitor that same year. Mr. Velletta’s private practice with the law firm of Velletta & Company focuses on corporate and commercial law, and commercial litigation. He is a governor of the Trial Lawyers Association of British Columbia, and is a member of the Canadian Bar Association, Association of International Petroleum Negotiators and the International Institute of Business Advisors. Mr. Velletta serves on the board of directors of several corporations and is a governor of the University Canada West Foundation.

Mr. Velletta has been our Executive Director since August 25, 2008 and one of our directors since April 10, 2007. He served as our general counsel from April 10, 2007 to August 25, 2008. Mr. Velletta received his LL.B. degree in Law from the University of Victoria in 1989.

We believe Mr. Velletta is qualified to serve on our board of directors because of his extensive knowledge of our company’s history and current operations, his legal background and skills, and his experience as a director on the board of other companies. In particular, Mr. Velletta’s background as a lawyer provides a unique perspective to our board of directors.

Dr. Richard Schenz, Director

Dr. Richard Schenz studied technical physics in Vienna and finished with a Ph.D. In 1969 he started his career with the Austrian oil & gas company OMV, and was its CEO from 1992 to 2001. In 2001, Dr. Schenz was appointed representative for the Austrian Capital Market by the Austrian government. Additionally, Dr. Schenz holds the positions of vice President of the Austrian Federal Economic Chamber and President of the International Chamber of Commerce in Austria (ICC-Austria). In 2002, he was appointed Chairman of the Austrian commission for corporate governance.

Dr. Schenz was appointed as one of our directors on November 21, 2008.

We believe Dr. Schenz is qualified to serve on our board of directors because of his extensive energy experience. Dr. Schenz has over 30 years of energy experience which he obtained with the Austrian Oil and Gas company OMV, where he was CEO and President from 1992 to 2001. Dr. Schenz sits on various boards of private and listed companies in Europe. We believe Dr. Schenz’s strong network to investment banking firms as well as sovereign funds will prove invaluable to us as we attempt to grow our company.

Dr. Werner Ladwein

Dr. Werner Ladwein holds a Ph. D in Geology and Mineralogy from the University of Innsbruck, Austria. Furthermore, Dr. Ladwein has an MBA in International Business from Webster University. Dr. Ladwein has more than 30 years experience in the oil & gas industry. At OMV, an Austrian oil and gas company, Dr. Ladwein was assigned various managerial tasks primarily in exploration and production.

During his tenure at OMV Dr. Ladwein had the following management positions after a successful career in research & development:

  from 1990 to 1992, he was the Head of Exploration and Research in Austria and neighboring countries;
  from 1992 to 1997, he was the General Manager of OMV in Libya; He first operated international venture of OMV in exploration and production. He developed the first field for OMV abroad. He renegotiate agreements and acquired new licenses;
  from 1997 to 2001, he was the General Manager of OMV Albania; He restructured the joint venture and started exploration with new partners in new licenses;
  from 2002 to 2004, he was the General Manager OMV Pakistan; He restructured the company and built up to the largest foreign producer, acquired operations of another company and incorporated company into OMV, acquired additional licenses and successful implementation of CSR which was base for roll out in OMV;
  from 2004 to 2008, he was a member of the Petrom board of directors and Executive Director Exploration and Production; He was a main contributor to OMV Group results, restructuring of a privatized company and integration into OMV, changing it to be an efficient operator including successful implementation of environment policies, restructuring and acquisition of a major service company to Petrom. Romania Petrom had exploration and production activities in Kazakhstan, Turkmenistan and Russia; and
  since 2008, he has worked as an independent oil and gas consultant.

We believe Dr. Ladwein is qualified to serve on our board of directors because of his 30 years of experience in the oil & gas industry, including his experience gained from holding several management positions at OMV.

Executive Officers

Our board of directors appoints our officers, and our officers hold office for such term as may be prescribed by our board of directors and until their successors are chosen and qualify, or until their death or resignation, or until their removal.

The names of our executive officers, their age, positions held, and duration of such and a brief description of the background and business experience for the past five years are as follows:

Name	Position Held with Our Company	Age	Date First Elected or Appointed
Peter-Mark Vogel	Interim Chief Executive Officer and President	45	July 15, 2010
Ari Muljana	Chief Financial Officer and Treasurer	31	July 9, 2009
Yaroslav Bandurak	Chief Technology Officer	37	April 10, 2007

Peter-Mark Vogel, Interim Chief Executive Officer and President

Peter-Mark Vogel has been our interim President and Chief Executive Officer since July 15, 2010. Mr. Vogel is one of our founders and has previously served our company in a number of roles, including Chief Financial Officer from April 10, 2007 to February 8, 2008 and a Director, Finance from April 10, 2007 to February 1, 2009. Also from February 1, 2009 to July 15, 2010 he acted as an advisor to our board of directors. Since February 24, 2010, Mr. Vogel has been a director of Petromanas Energy Inc.

Mr. Vogel was employed as a CFA, senior financial analyst at Bank Sal. Oppenheim, Zürich, Switzerland from 2000 to July 2005. He was Vice President of the HSBC Research Department in Guyerzeller, Zurich, Switzerland from 1999 to 2000. From 1998 to 1999, he was Vice President of the Research Department Orbitex Finance. He was a Portfolio Manager and Assistant to the Bank’s Executive Committee for Societe Generale from 1995 to 1998. He was Assistant Vice President of Societe Generale, Zurich, Switzerland from 1995 to 1998. From 1993 to 1995 he was the Finance and Regulatory Associate and Regulatory Analyst at Merrill Lynch Capital Markets. He has been a member of the Swiss Society of Investment Professionals since 1999 and a member of the CFA Institute, formerly Association of Investment Management and Research, since 1999.

Mr. Vogel received his degree in Business Administration and Economics from the University of Zurich, Switzerland in 1992. He received his Master of Business Administration degree from the University of Chicago Booth School of Business in 2003.

Ari Muljana, Chief Financial Officer and Treasurer

Ari Muljana has been our Chief Financial Officer and Treasurer since July 9, 2009. From 2007 to 2009 Mr. Muljana worked at Capgemini Consulting as strategic consultant, focusing on controlling and performance measurement topics in various industries. In 2005, he began his career in the Risk Management department at Deloitte, where he audited and advised within the oil and commodity trading industry. He is also specialized in the area of SOX consulting, where he implemented financial and risk management processes for multinational companies to comply with SEC regulations. He has a Master of Science in Computer Science (University of Zurich 2004) with a major in Financial Statement Analysis and Artificial Intelligence.

Yaroslav Bandurak, Chief Technical Officer

Yaroslav Bandurak received his geological degree from Ukraine’s Lvov State University in 1995 where he subsequently served as a member of the geology faculty from 1989 to 1995. Mr. Bandurak was later leading the geological activities for several Central Asian oil and gas companies from 2000 to 2005 and was a senior geologist of South Kyrgyz Geological Expedition from 1995 to 2000. Mr. Bandurak is responsible for our prospect developments, exploration activities and acquisition of new projects.

Mr. Bandurak has been our Chief Technology Officer since April 10, 2007. From April 2004 to April 2007, Mr. Bandurak worked for Talas Gold, where he primarily focused on a geological consultancy service for us.

Family Relationships

There are no family relationships between any director or executive officer.

Involvement in Certain Legal Proceedings

We know of no material proceedings in which any of our directors, officers or affiliates, or any registered or beneficial stockholder is a party adverse to our company or any of our subsidiaries or has a material interest adverse to our company or any of our subsidiaries.

Except as disclosed below, our directors or and executive officers have not been involved in any of the following events during the past ten years:

1.	any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

2.	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.

being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

4.

being found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

5.

being the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of: (i) any federal or state securities or commodities law or regulation; or (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease- and-desist order, or removal or prohibition order; or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

6.

being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Securities Exchange Act of 1934), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

On October 9, 2007, the British Columbia Securities Commission of Canada issued a cease trader order against our company in British Columbia, Canada pursuant to section 164(1) of the Securities Act (British Columbia). At the time of the order, we were not a reporting issuer in British Columbia, Canada and had our securities quoted on the OTC Bulletin Board. We distributed securities to residents of British Columbia and failed to file a Report of Exempt Distribution with the British Columbia Securities Commission according to National Instrument 45-106. As a result, the British Columbia Securities Commission ordered that trading in our securities cease in British Columbia until the order was revoked. We filed the Report of Exempt Distribution and on April 1, 2008, the British Columbia Securities Commission partially revoked the cease trade order to permit trading in our securities except by certain offshore entities. The British Columbia Securities Commission left the order in effect with respect to those offshore entities because it was unable to determine the beneficial ownership of the shares registered in the name of those entities.

Corporate Governance

Meetings

During the year ended December 31, 2009, our board of directors held 6 meetings. During the year ended December 31, 2009, other than Dr. Richard Schenz, no directors of our company attended fewer than 75% of the total number of the meetings of our board of directors held during the period for which they have been directors.

We encourage all incumbent directors and nominees for election as director to attend our annual meeting of stockholders. 3 directors attended our annual meeting of stockholders held on July 8, 2009.

Committees of the Board of Directors

Our board of directors has the authority to appoint committees to perform certain management and administration functions. Currently, we do not have an audit committee, stock option committee, compensation committee or nominating committee and do not have an audit committee financial expert. Our board of directors currently intends to appoint various committees in the near future.

Nominating Committee

We do not have a nominating committee. Our board of directors performed some of the functions associated with a nominating committee. Generally, nominees for directors are identified and suggested by the members of our board of directors or management using their business networks and, other than Dr. Werner Ladwein, all of our director nominees were nominated for a seat on the board of directors based on prior service as directors to our company. Our board of directors has not retained any executive search firms or other third parties to identify or evaluate director candidates in the past and does not intend to in the near future. We have elected not to have a nominating committee because we are an exploration stage company with limited operations and resources.

Our board of directors does not have a written policy or charter regarding how director candidates are evaluated or nominated for our board of directors. Additionally, our board of directors has not created particular qualifications or minimum standards that candidates for our board of directors must meet. Instead, our board of directors considers how a candidate could contribute to our business and meet our needs and those of our board of directors. As we are an exploration stage company, our board of directors will not consider candidates for director recommended by our stockholders, and we have received no such candidate recommendations from our stockholders.

Compensation Committee

We currently do not have a compensation committee. However, our board of directors may establish a compensation committee once we are no longer in the exploration stage, which would consist of inside directors and independent members. Until a formal committee is established, our board of directors will continue to review all forms of compensation provided to our executive officers, directors, consultants and employees including stock compensation.

Heinz J. Scholz, Michael Velletta and Erik Herlyn participated in the consideration of our executive officer and director compensation during the year ended December 31, 2009.

Audit Committee

We currently do not have an audit committee. During the year ended December 31, 2009, our board of directors performed some of the same functions of an audit committee, such as: recommending a firm of independent certified public accountants to audit our annual financial statements; reviewing the independent auditors’ independence, the financial statements and their audit report; and reviewing management’s administration of our system of internal accounting controls.

Audit Committee Financial Expert

Our board of directors has determined that it does not have a member that qualifies as an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K.

We believe that our entire board of directors is capable of analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of the issues reasonably expected to be raised by our company. In addition, our board of directors constantly consults with the financial advisor. We believe that retaining an independent director who would qualify as an “audit committee financial expert” would be overly costly and burdensome and is not warranted in our circumstances given the early stages of our development and the fact that we have not generated revenues to date.

Report of the Board of Directors

Our board of directors oversees our financial reporting process. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal accounting controls.

Our board of directors has reviewed and discussed the audited financial statements for the years ended December 31, 2009 and 2008 with management.

Our board of directors has discussed with BDO Visura, our independent registered public accounting firm for the year ended December 31, 2009, the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU Section 380) as adopted by the Public Accounting Oversight Board in Rule 3200T.

Our board of directors has received written disclosure and the letter from BDO Visura required by applicable requirements of the Public Company Accounting Oversight Board regarding BDO Visura’s communications with our board of directors concerning independence, and has discussed with BDO Visura its independence.

Based on the reviews and discussions referred to above, our board of directors approved the audited financial statements referred to above to be included in our annual report on Form 10-K for the year ended December 31, 2009 for filing with the Securities and Exchange Commission.

Members of the Board of Directors

Heinz J. Scholz	Erik Herlyn
Michael Velletta	Dr. Richard Schenz

The material in this report is not “soliciting material,” is not deemed “filed” with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of our company under the Securities Act of 1933 or the Securities Exchange Act of 1934 whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Director Independence

Our common stock is quoted on the OTC Bulletin Board operated by FINRA (the Financial Industry Regulatory Authority) and on the over-the-counter market operated by Pink OTC Markets Inc., which do not impose any director independence requirements. Under NASDAQ rule 5605(a)(2), a director is not independent if he or she is also an executive officer or employee of the corporation. Using this definition of independent director, we only have one independent director, Dr. Richard Schenz.

Board Leadership Structure

The positions of our principal executive officer and the chairman of our board of directors are served by two individuals. Heinz J. Scholz is our current Executive Director and a chairman of our board of directors. Peter-Mark Vogel is our interim Chief Executive Officer and President. Because of the separation of those functions to two individuals, we have determined that the leadership structure of our board of directors is appropriate, especially given that we are an exploration stage company with limited operations and resources.

Our board of directors provides oversight of our risk exposure by receiving periodic reports from senior management regarding matters relating to financial, operational, legal and strategic risks and mitigation strategies for such risks.

Stockholder Communications with Our Board of Directors

We welcome comments and questions from our stockholders. Our stockholders can direct communications to the Chairman of our board of directors, Heinz J. Scholz, at Manas Petroleum Corporation, Bahnhofstrasse 9, P.O. Box 155, CH-6341 Baar, Switzerland. While we appreciate all comments and questions from our stockholders, we may not be able to individually respond to all communications.

Heinz J. Scholz collects and evaluates all stockholder communications. If the communication is directed to our board of directors generally or to a specific board member, Mr. Scholz will disseminate the communication to the appropriate party at the next scheduled board meeting unless he decides that the communication requires a more urgent response. In that case, Mr. Scholz will direct the communication to the appropriate party prior to the next scheduled board meeting. If the communication is addressed to an executive officer, Mr. Scholz will direct that communication to the executive officer. All communications addressed to our directors and executive officers are reviewed by those parties unless the communication is clearly frivolous.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than 10% of our common stock, to file initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our common stock and other equity securities with the Securities and Exchange Commission and to provide us with copies of those filings. Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that during year ended December 31, 2009, all filing requirements applicable to our executive officers and directors, and persons who own more than 10% of our common stock were complied with, with the exception of the following:

Name	Number of Late Reports	Number of Transactions Not Reported on a Timely Basis	Failure to File Requested Forms
Heinz Scholz	None	21	21
Richard Schenz	None	2	2
Erik Herlyn	None	1	1
Ari Muljana	None	1	1
Alexander Becker	None	16	16
Peter-Mark Vogel	None	10	10
Neil Maedel	None	2	2

Executive Compensation

Summary Compensation

The particulars of compensation paid to the following persons:

(a)	all individuals serving as our principal executive officer during the year ended December 31, 2009;

(b)

each of our two most highly compensated executive officers other than our principal executive officer who were serving as executive officers at December 31, 2009 who had total compensation exceeding $100,000; and

(c)	up to two additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as our executive officer at December 31, 2009,

who we will collectively refer to as the named executive officers, for the years ended December 31, 2009 and 2008, are set out in the following summary compensation table:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)[1]	Option Awards ($)[2]	All Other Compensation ($)	Total ($)
Erik Herlyn CEO and Director	2009 2008	218'000 212'500	nil nil	nil 125'000	280'000 nil	10'800 10'800	508'800 348'300
Ari Muljana CFO	2009 2008	82'766 nil	nil nil	nil nil	56'000 nil	nil nil	138'766 nil
Yarsolav Bandurak CTO	2009 2008	98'000 120'000	nil nil	nil nil	nil nil	nil nil	98'000 120'000
Tomas Flottmann Former CEO	2009 2008	28'000 308'000	nil nil	nil nil	nil 676'446	1'000 12'000	29'000 996'446
Rahul Sen Gupta Former CFO	2009 2008	56'000 187'500	nil nil	nil nil	nil 450'964	2'700 10'800	58'700 649'264

Notes
(1)

This amount represents the fair value of these shares at the date of grant. The fair value of these shares was determined using the market price at the date of grant ($0.50 per share). Please see note 7 to our financial statements contained in our annual report on Form 10-K filed with the Securities and Exchange on March 18, 2010.

(2)

These amounts represent the fair value of these options at the date of grant. The fair value of all of the options was determined using the Black-Scholes option pricing model using a 2.5- or 6-year expected life of the option, a volatility factor between 50% and 90%, a risk-free rate between 1.17% and 4.85% and no assumed dividend rate. Please see note 7 to our financial statements contained in our annual report on Form 10-K filed with the Securities and Exchange on March 18, 2010.

Compensation for Executive Officers and Directors

We have employment agreements with our executive officers and some of our directors, which are described below. Also, under our 2007 Revised Omnibus Plan, our board of directors may grant our qualified directors, officers, employees, consultants and advisors stock options (which may be designated as nonqualified stock options or incentive stock options), stock appreciation rights, restricted stock awards, performance awards or other forms of stock-based incentive awards, up to a maximum of 20,000,000 shares.

Other than compensation arrangements with Michael Velletta and Dr. Richard Schenz, our 2007 Revised Omnibus Plan and our employment agreements, we have no formal plan for compensating our directors for their service in their capacity as directors. Directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our board of directors. Our board of directors may award special remuneration to any director undertaking any special services on our behalf other than services ordinarily required of a director.

There is no plan that provides for the payment of retirement benefits, or benefits that will be paid primarily following retirement, including but not limited to tax-qualified defined benefit plans, supplemental executive retirement plans, tax-qualified defined contribution plans and nonqualified defined contribution plans.

The descriptions of the materials terms of each contract, agreement, plan or arrangement, whether written or unwritten, that provides for payments to a named executive officer or director at, following, or in connection with the resignation, retirement or other termination of a named executive officer or director, or a change in control of our company or a change in the named executive officer’s or director’s responsibilities following a change in control, with respect to each named executive officer or director are provided below.

Compensation for Erik Herlyn

On June 25, 2007, we entered into an employment and non-competition agreement with Erik Herlyn, pursuant to which Mr. Herlyn agreed to serve as our Chief Operating Officer. In consideration for the services that Mr. Herlyn agreed to render pursuant to his employment agreement, Mr. Herlyn was entitled to receive an annual base salary of $180,000 and options to purchase 400,000 shares of our common stock at an exercise price of $5.50 per share pursuant to the 2007 Omnibus Plan. Effective May 1, 2008, Mr. Herlyn’s annual salary was raised to $210,000. Effective February 1, 2009, Mr. Herlyn has agreed to reduce his compensation from $20,000 per month to $18,000 per month. Effective March 1, 2010, Mr. Herlyn agreed to reduce his compensation to $17,232 per year. This salary decrease resulted from the sale of our Albanian project to Petromanas Energy Inc. in exchange for cash and shares of Petromanas Energy Inc. and reflected our agreement that Mr. Herlyn would spend some of his time working for our company and some of his time working for Petromanas Energy Inc. Effective April 1, 2010, we informally entered into a new compensatory arrangement with respect to Mr. Herlyn. Effective April 1, 2010, Petromanas Energy Inc. has agreed to pay Mr. Herlyn an annual salary. We have agreed that Petromanas Energy Inc. can invoice us for a portion of the salary that it pays to Mr. Herlyn, for services provided to us. Mr. Herlyn resigned as our President, Chief Executive Officer and Secretary on July 15, 2010. Prior to his resignation, we carried 10% of Mr. Herlyn’s salary.

Compensation for Ari Muljana

On April 1, 2009, we entered into an employment and non-competition agreement with Ari Muljana, pursuant to which Mr. Muljana agreed to serve as our Senior Finance Manager. In consideration for the services that Mr. Muljana agreed to render pursuant to his employment agreement, Mr. Muljana was entitled to receive an annual base salary of CHF130,000 and options to purchase 400,000 shares of our common stock at an exercise price of $0.26 per share pursuant to the 2007 Revised Omnibus Plan. Effective July 1, 2009, Mr. Muljana’s annual salary was raised to CHF136,500. In addition, we and Mr. Muljana agreed to amend Mr. Muljana’s employment agreement to adjust for the fact that the exercise price of the options should have been set at a price of $0.14 per share instead of $0.26 per share by providing that we will reimburse Mr. Muljana for the difference ($0.12 for each share purchased by him pursuant to the exercise of his options) if and at such time he exercises any of his options. Effective January 1, 2010, Mr. Muljana’s annual salary was raised to CHF160,000. Effective March 1, 2010, Mr. Muljana agreed to reduce his compensation to $52,093 per year. This salary decrease resulted from the sale of our Albanian project to Petromanas Energy Inc. in exchange for cash and shares of Petromanas Energy Inc. and reflected our agreement that Mr. Muljana would spend some of his time working for our company and some of his time working for Petromanas Energy Inc. Effective April 1, 2010, we informally entered into a new compensatory arrangement with respect to Mr. Muljana. Effective April 1, 2010, we have agreed to pay Mr. Muljana an annual salary of CHF 160,000 (approximately $150,244). We have agreed with Petromanas Energy Inc. that, for services provided to Petromanas Energy Inc., we will invoice Petromanas Energy Inc. a portion of this salary (currently, we have agreed upon an annual amount of CDN$100,000, or approximately $98,030). CHF 160,000 represents Mr. Muljana’s annual salary prior to the salary decrease effective March 1, 2010.

If we terminate Mr. Muljana without cause or Mr. Muljana resigns as a result of our breach of any provision of the employment agreement or a material change in his duties, we must make certain payments and provide him certain benefits in addition to the payment of all compensation accrued through the effective date of resignation and reimbursement for all expenses incurred before the termination. Under such circumstances, we must (i) pay him in a lump sum an amount equal to two months of his annual guaranteed salary (three months of his annual guaranteed salary if such termination occurs on or after April 1, 2011), and (ii) provide for the first year after his termination continued coverage under all benefit plans in which he participated. In addition, all options granted to him would immediately vest and become exercisable upon the termination of Mr. Muljana’s employment as described above. Our stock option agreement also provides that all options granted to him would immediately vest and become exercisable upon the occurrence of a change in control.

Compensation for Yaroslav Bandurak

On April 1, 2007, we entered into an employment and non-competition agreement with Yaroslav Bandurak, pursuant to which Mr. Bandurak agreed to serve as our Chief Technical Officer. In consideration for the services that Mr. Bandurak agreed to render pursuant to his employment agreement, Mr. Bandurak was entitled to receive an annual base salary of $63,000 and options to purchase 1,500,000 shares of our common stock at a price of $4.00 per share pursuant to the 2007 Omnibus Plan.

We and Mr. Bandurak have agreed to amend his employment agreement to reduce his salary from $10,000 per month to $8,000 per month, effective February 1, 2009.

On February 8, 2010, our board of directors approved changes to the terms of our employment of Yaroslav Bandurak. These changes are the result of our having been advised by Mr. Bandurak that, on a going forward basis, he intends to spend part of his time exploring for, developing or otherwise having an interest in non-petroleum resources in Mongolia. Our Board has confirmed that Mr. Bandurak may do so provided that he continues to spend 50% or more of his time working for our company and that he accepts a 50% reduction of the salary that we pay him.

If we terminate Mr. Bandurak without cause or Mr. Bandurak resigns as a result of our breach of any provision of the employment agreement, our requiring Mr. Bandurak to move to a location outside the Kyrgyz Republic/Ukraine, or a material change in his duties, or if Mr. Bandurak’s employment is terminated for any reason during the 90-day period subsequent to a change in control of our company, we must make certain payments and provide him certain benefits in addition to the payment of all compensation accrued through the effective date of resignation and reimbursement for all expenses incurred before the termination. Under such circumstances, we must (i) pay him in a lump sum an amount equal to his annual guaranteed salary, and (ii) provide for the first year after his termination continued coverage under all benefit plans in which he participated. In addition, all options granted to him would immediately vest and become exercisable upon the termination of Mr. Bandurak’s employment as described above.

Our stock option agreement also provides that all options granted to him would immediately vest and become exercisable upon the occurrence of a change in control.

Compensation for Heinz J. Scholz

On April 1, 2007, we entered into an employment and non-competition agreement with Heinz Scholz, pursuant to which Mr. Scholz agreed to serve as the Chairman of our board of directors. In consideration for the services that Mr. Scholz agreed to render pursuant to his employment agreement, Mr. Scholz was entitled to receive an annual base salary of $336,000, stock options to purchase 1,750,000 shares of our common stock at a price of $4.00 per share pursuant to our 2007 Omnibus Plan and a non-accountable automobile and monthly parking allowance of $20,000 per year.

We and Mr. Scholz have agreed to terminate his employment agreement and to enter into a new consulting agreement. The new arrangement resulted in the reduction of his monthly compensation from a salary of $31,000 per month to a consulting fee of $15,000 per month, effective February 1, 2009. Effective March 1, 2010, Mr. Scholz has agreed to reduce his compensation to $114,552 per year. This consulting fee decrease results from the sale of our Albanian project to Petromanas Energy Inc. in exchange for cash and shares of Petromanas Energy Inc. and reflect our agreement that Mr. Scholz will spend some of his time working for our company and some of his time working for Petromanas Energy Inc.

Compensation for Michael Velletta

On April 10, 2007, we granted our director, Michael Velletta, stock options to purchase 1,100,000 shares of our common stock at a price of $4.00 per share for a term of 10 years as consideration for his service on our board of directors. Such options vest in equal quarterly installments over the three years from the date of the grant. Mr. Velletta also receives $6,000 each quarter for his services as a director.

We and Mr. Velletta have agreed to terminate his employment agreement and to enter into a new consulting agreement. The new arrangement resulted in the reduction of his monthly compensation from a salary of $12,000 per month to a consulting fee of $5,000 per month, effective February 1, 2009. Effective July 1, 2009, Mr. Velletta’s monthly consulting fee was raised to $12,000. Additionally, Mr. Velletta receives $2,000 as an office allowance. Effective March 1, 2010, Mr. Velletta has agreed to reduce his compensation to $97,944 per year. This consulting fee decrease results from the sale of our Albanian project to Petromanas Energy Inc. in exchange for cash and shares of Petromanas Energy Inc. and reflect our agreement that Mr. Velletta will spend some of his time working for our company and some of his time working for Petromanas Energy Inc.

Compensation for Dr. Richard Schenz

On August 10, 2009 we entered into a consulting agreement with Dr. Richard Schenz. In return for acting as a member of our board of directors, we have agreed to pay Dr. Schenz a fee of $5,000 per quarter starting the first day of the second quarter, and to grant stock options to purchase 1,000,000 shares of our common stock, 500,000 at a price of $0.68 and 500,000 at a price of $0.79 per share, expiring on November 21, 2018.

Compensation for Peter-Mark Vogel

On April 1, 2007, we entered into an employment and non-competition agreement with Peter-Mark Vogel, pursuant to which Mr. Vogel agreed to serve as our Chief Financial Officer and member of our board of directors. In consideration for the services that Mr. Vogel agreed to render pursuant to his employment agreement, Mr. Vogel was entitled to receive an annual base salary of approximately $348,000 (CHF 417,600), stock options to purchase 1,750,000 shares of our common stock at a price of $4.00 per share pursuant to our 2007 Omnibus Plan and a non-accountable automobile and monthly parking allowance of $20,000 (CHF 24,000) per year.

On February 1, 2009, we entered into a termination agreement with Mr. Vogel, releasing him as our Executive Director. We have agreed that we will have compensation obligations after his termination. As a result of his termination, all of his options were cancelled on May 1, 2009.

On March 26, 2009, we entered into a consulting frame contract with Mr. Vogel, whereby Mr. Vogel agreed to perform tasks on an as-requested basis, from time-to-time. We agreed to compensate Mr. Vogel on either a fixed price arrangement or a time and material arrangement, at Mr. Vogel’s election in respect of each task that we ask him to complete. Mr. Vogel has agreed to provide us with consulting services relating to finance and auditing matters on a fixed price arrangement with monthly compensation of $12,000 per month. If the compensation arrangement is a time and material arrangement, we agreed to pay Mr. Vogel a daily rate of $1,400 excluding VAT.

On February 24, 2010, we granted stock options to Peter-Mark Vogel, a director of one of our subsidiaries and a beneficial owner of approximately 13.36% of outstanding shares of our common stock, to purchase an aggregate of 1,000,000 shares of our common stock at an exercise price of $0.70 per share for a term expiring February 22, 2015. The options vest in 12 quarterly installments, subject to proration to account for any partial calendar quarter at the beginning of the vesting period, with the first installment to vest on the first day of the first full calendar quarter after the date of his stock option agreement, and with each subsequent installment to vest on the first day of each calendar quarter thereafter. The grant is subject to the execution of stock option agreements by Mr. Vogel and the terms of our 2007 Revised Omnibus Plan.

Effective March 1, 2010, Mr. Vogel has agreed to reduce his compensation to $88,733 per year. This consulting fee decrease results from the sale of our Albanian project to Petromanas Energy Inc. in exchange for cash and shares of Petromanas Energy Inc. and reflect our agreement that Mr. Vogel will spend some of his time working for our company and some of his time working for Petromanas Energy Inc.

Compensation for Alexander Becker

On April 1, 2007, we entered into an employment and non-competition agreement with Alexander Becker pursuant to which Dr. Becker agreed to serve as our Chief Executive Officer and member of our board of directors. In consideration for the services that Dr. Becker agreed to render pursuant to his employment agreement, Dr. Becker was entitled to receive an annual base salary of $336,000, stock options to purchase 1,750,000 shares of our common stock at a price of $4.00 per share pursuant to our 2007 Omnibus Plan and a non-accountable automobile and monthly parking allowance of $20,000 per year.

We and Dr. Becker have agreed to terminate his employment agreement and to enter into a new consulting agreement. The new arrangement resulted in the reduction of his monthly compensation from a salary of $29,666 per month to a consulting fee of $12,000 per month, effective February 1, 2009.

Dr. Becker resigned as our Chief Executive Officer on February 8, 2008. He ceased to be our Vice Chairman and Executive Director at our annual meeting of stockholders on July 8, 2009 as he did not run for re-election as a director, and since then his consulting agreement was terminated and he does not work for us any more.

Compensation for Neil Maedel

On June 1, 2007, we entered into an employment and non-competition agreement with Neil Maedel whereby he agreed to serve as our Director, Business Development in exchange for an annual base salary of $180,000, stock options to purchase 1,500,000 shares of our common stock pursuant to our 2007 Omnibus Plan at a strike price of $4.90 to expire on May 31, 2017 and a non-accountable automobile and monthly parking allowance of $12,000 per year. The term of this agreement was open ended.

We and Mr. Maedel have agreed to terminate his employment agreement and to enter into a new consulting agreement. The new arrangement resulted in the reduction of his monthly compensation from a salary of $16,000 per month to nil, effective February 1, 2009.

On July 8, 2009, Mr. Maedel was not re-elected as a director at our annual meeting of stockholders, and since then his consulting agreement was terminated and he does not work for us any more.

Compensation for Thomas Flottmann

On December 1, 2007, we entered into an employment agreement with Thomas Flottmann for an open term commencing February 8, 2008. As compensation for his employment as our Chief Executive Officer, Mr. Flottmann was to receive an annual salary of $336,000. Additionally, Mr. Flottmann was to receive 600,000 stock options, a car lease limited to a total cost of $1,000 per month and five weeks’ paid vacation.

On January 28, 2009, Mr. Flottmann signed a termination agreement with us and resigned as our Chief Executive Officer effective February 1, 2009. According to the termination agreement, we are released from all obligations in regards of the employment agreement with Mr. Flottmann after February 1, 2009. We and Mr. Flottmann have entered into a new consulting agreement, effective February 1, 2009. The terms of the consulting agreement with Mr. Flottmann contemplate that he will provide services on an ‘on call’ basis at a daily consulting rate. As a result of his termination, all of his options were cancelled on May 1, 2009.

Compensation for Rahul Sen Gupta

On February 1, 2008, we entered into an employment agreement with Rahul Sen Gupta for an open term commencing on February 8, 2008. As compensation for his employment as Chief Financial Officer, Mr. Sen Gupta was to receive a salary of $17,500 per month for the first six months and $20,000 per month thereafter. Additionally, Mr. Sen Gupta was to receive 400,000 stock options, a car lease limited to a total cost of $900 per month and 30 days’ paid vacation.

We and Mr. Sen Gupta agreed to amend his employment agreement to reduce his salary from $20,000 per month to $18,000 per month, effective February 1, 2009. On February 28, 2009, Mr. Sen Gupta resigned. Mr. Sen Gupta agreed to stay for another 30 days to support us in filing our annual report on Form 10-K. As a result of his termination, all of his options were cancelled on May 28, 2009. In connection with his resignation, Mr. Sen Gupta asked us to transfer open salary payments by the end of March 2009 (50% for January 2009, 100% for February 2009 and 100% for March 2009) and transfer pension fund by the end of March 2009. On March 31, 2009, Mr. Sen Gupta agreed to extend his support for finishing our annual report until April 15, 2009 for $9,000 excluding communication costs.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth for each named executive officer certain information concerning the outstanding equity awards as of December 31, 2009.

	Option awards				Stock awards
Name and Principal Position	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested	Market Value of Shares or Units of Stock that Have Not Vested	Equity Incentive Plan Awards : Number of Unearned Shares, Units or Other Rights that Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested
Erik Herlyn CEO and Director	335'165 448'718	64'835 1'551'282	$ 5.50 $ 0.26	Jun 25, 2017 Apr 21, 2012	nil nil	nil nil	nil nil	nil nil
Ari Muljana CFO	89'744	310'256	$ 0.26	Apr 21, 2012	nil	nil	nil	nil
Yarsolav Bandurak CTO	nil	nil	nil	nil	nil	nil	nil	nil
Tomas Flottmann Former CEO	nil	nil	nil	nil	nil	nil	nil	nil
Rahul Sen Gupta Former CFO	nil	nil	nil	nil	nil	nil	nil	nil

On February 24, 2010, we re-priced an aggregate of 4,350,000 stock options originally granted to three of our directors and/or officers (1,750,000 stock options for Heinz Scholz, 1,100,000 stock options for Michael Velletta, and 1,500,000 stock options for Yaroslav Bandurak) on May 2, 2007 from an original exercise price of $4.00 to $0.70. We also re-priced 400,000 stock options granted to Erik Herlyn, one of our directors and our former President and Chief Executive Officer, on June 25, 2007 from an original exercise price of $5.50 to $0.70.

Director Compensation

The following table sets forth for each director certain information concerning his compensation for the year ended December 31, 2009.

Name and Principal Position	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards [1] ($)	Non-Equity Incentive Plan Compensation ($)	Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Heinz Scholz	194'000	nil	nil	nil	nil	1'667	195'667
Michael Velletta	107'000	nil	nil	nil	nil	24'000	131'000
Dr. Richard Schenz	15'000	nil	246'489	nil	nil	nil	261'489
Alexander Becker[2]	100'000	nil	nil	nil	nil	1'667	101'667
Neil Maedel[3]	15'000	nil	nil	nil	nil	1'000	16'000
Peter-Mark Vogel[4]	28'000	nil	nil	nil	nil	1'667	29'667

Notes
(1)	This amount represents the fair value of these options at the date of grant. The fair value of these options was determined using the Black-Scholes option pricing model using a 6-year expected life of the option, a volatility factor of 70%, a risk- free rate between 2.75% and no assumed dividend rate. Please see note 7 to our financial statements contained in our annual report on Form 10-K filed with the Securities and Exchange on March 18, 2010.

(2)	Dr. Becker resigned as our Chief Executive Officer on February 8, 2008 and ceased to be our Vice Chairman and Executive Director at our annual meeting of stockholders on July 8, 2009 as he did not run for re-election as a director.

(3)	Mr. Maedel was not re-elected as a director at our annual meeting of stockholders on July 8, 2009.

(4)	Mr. Vogel resigned as our Executive Director on February 1, 2009.

Transactions with Related Persons

Other than as disclosed below, there has been no transaction, since January 1, 2008, or currently proposed transaction, in which Manas Petroleum Corporation was or is to be a participant and the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year end for the last two completed fiscal years ($595,863), and in which any of the following persons had or will have a direct or indirect material interest:

(i)	Any director or executive officer of Manas Petroleum Corporation;

(ii)	Any beneficial owner of shares carrying more than 5% of the voting rights attached to our outstanding shares of common stock; and

(iii)	Any immediate family member (including spouse, parents, children, siblings and in-laws) of any of the foregoing persons.

Effective February 1, 2009, we and Heinz J. Scholz agreed to terminate the sub-tenancy agreement dated May 1, 2007, to pursuant to which we had been renting office space in the City of Horgen, Switzerland for a monthly rental of CHF 15,000 (approximately $13,115).

On December 5, 2008, we entered into arrangements with Michael Velletta, Heinz J. Scholz, Alexander Becker and Peter-Mark Vogel pursuant to which they lent us a total of $540,646 ($16,043 from Michael Velletta, $217,769 from Heinz J. Scholz, $152,493 from Alexander Becker, and $154,341 from Peter-Mark Vogel) in exchange for promissory notes. The promissory notes are for an indefinite period of time. We can prepay the promissory notes at any time without notice, bonus or penalty and must repay the promissory notes upon the earlier of the date that we raise $1,000,000 or more in debt or equity financings or the ninetieth day after we receive written notice from the noteholder of a demand for repayment. No interest is due under the notes as long as we do not default on our obligations thereunder. However, if we default on the repayment of the promissory note, we will be liable for interest accruing at a rate of 12% per annum on the principal outstanding until we repay the promissory note in full. On May 1, 2009 we received $1,000,000 in financing. The payment therefore falls due immediately, but so far has not been paid yet.

Compensation for Our Executive Officers and Directors

For information regarding compensation for our executive officers and directors, see “Executive Compensation.”

Proposal 2
Ratification of the Appointment of the Independent Registered Public Accounting Firm

Our board of directors is asking our stockholders to ratify the appointment of BDO Visura as our independent registered public accounting firm. Stockholder ratification of the appointment of BDO Visura is not required by our bylaws or otherwise. However, our board of directors is submitting the appointment of BDO Visura to our stockholders for ratification as a matter of corporate practice. If our stockholders fail to ratify the appointment, our board of directors will reconsider whether or not to retain the firm. Even if the appointment is ratified, our board of directors in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if our board of directors determines that such a change would be in the best interest of our company and our stockholders.

Representatives of BDO Visura are not expected to be present at the annual meeting. However, we will provide contact information for BDO Visura to any stockholders who would like to contact the firm with questions.

Unless otherwise directed, the proxy holder will vote the proxies received by him for the ratification of the appointment of BDO Visura as our independent registered public accounting firm.

Our board of directors recommends that you vote FOR the ratification of the appointment of BDO Visura as our independent registered public accounting firm.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

On May 6, 2009, we engaged BDO Visura as our independent registered public accounting firm to review our interim financial statements in 2009 and to audit our financial statements for the year ending December 31, 2009. On May 7, 2009, we dismissed Deloitte AG as our independent registered public accounting firm.

The decision to change our independent registered public accounting firm was made by our board of directors as part of an overall effort to reduce costs.

During our two fiscal years ended December 31, 2008 and 2007, and any subsequent interim periods preceding the change in accountants:

  there were no disagreements with Deloitte AG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte AG, would have caused Deloitte AG to make reference to the subject matter of the disagreements in its reports on our financial statements.

  there were no “reportable events”, as described in Item 304(a)(1)(v) of Regulation S-K.

The report on our financial statements for our fiscal year ended December 31, 2008, prepared by Deloitte AG and dated April 15, 2009, did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except that Deloitte AG expressed in its report substantial doubt about our ability to continue as a going concern.

During our two fiscal years ended December 31, 2008 and 2007, we consulted BDO Visura once (in 2008) regarding the application of accounting principles to a specific transaction.

Fees Paid to Our Independent Registered Public Accounting Firm

Audit Fees

BDO Visura

The following table sets forth the fees billed to our company for professional services rendered by BDO Visura, our current independent registered public accounting firm, for the year ended December 31, 2009:

Fees		2009
	CHF	FX rate y/e	USD
Audit Fees	183'647	1.0337	189'836
Audit-Related Fees	-	1.0337	-
Tax Fees[1]	69'072	1.0337	71'400
Other Fees	-	1.0337	-
Total Fees			261'236

1 The tax fees relate mainly to consulting/compliance work regarding the sale of the Albanian asset

Deloitte AG

The following table sets forth the fees billed to our company for professional services rendered by Deloitte AG, our previous independent registered public accounting firm, for the years ended December 31, 2009 and 2008:

Fees		2009		2008
	CHF	FX rate y/e	USD	USD
Audit Fees	171'440	1.0337	177'218	451'719
Audit-Related Fees	-	1.0337	-	26'327
Tax Fees	-	1.0337	-	-
Other Fees	-	1.0337	-	-
Total Fees			177'218	478'046

Pre-Approval Policies and Procedures with respect to Services Performed by Independent Registered Public Accounting Firms

We have not used Deloitte AG or BDO Visura, for financial information system design and implementation. These services, which include designing or implementing a system that aggregates source data underlying the financial statements or generates information that is significant to our financial statements, are provided internally or by other service providers. We have not engaged Deloitte AG or BDO Visura to provide compliance outsourcing services.

Effective May 6, 2003, the Securities and Exchange Commission adopted rules that require that before Deloitte AG or BDO Visura was engaged by us to render any auditing or permitted non-audit related service, the engagement be:

  approved by our audit committee (the functions of which are performed by our entire board of directors); or
  entered into pursuant to pre-approval policies and procedures established by our board of directors, provided the policies and procedures are detailed as to the particular service, our board of directors is informed of each service, and such policies and procedures do not include delegation of our board of directors’ responsibilities to management.

Before Deloitte AG or BDO Visura was engaged by us to render any auditing or permitted non-audit related service, our board of directors approved the engagement.

Our board of directors has considered the nature and amount of fees billed by Deloitte AG and BDO Visura and believe that the provision of services for activities unrelated to the audit was compatible with maintaining Deloitte AG’s and BDO Visura’s independence.

Interest of Certain Persons in Matters to be Acted Upon

No director, executive officer, or nominee for election as a director of our company and no associate of any of the foregoing persons has any substantial interest, direct or indirect, by security holding or otherwise, in any matter to be acted upon at the annual meeting other than elections to office.

“Householding” of Proxy Materials

The Securities and Exchange Commission permits companies and intermediaries such as brokers to satisfy the delivery requirements for proxy statements or annual reports with respect to two or more stockholders sharing the same address by delivering a single copy of the proxy statement or annual report, as applicable, addressed to those stockholders. This process, which is commonly referred to as “householding”, potentially provides extra conveniences for stockholders and cost savings for companies.

Although we do not intend to household for our stockholders of record, some brokers household our proxy materials and annual reports, delivering a single copy of proxy statement or annual report to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of proxy statement or annual report, or if you are receiving multiple copies of either document and wish to receive only one, please notify your broker. Stockholders who currently receive multiple copies of the proxy statement or annual report at their address from their brokers and would like to request “householding” of their communications should contact their brokers.

Stockholder Proposals

Stockholder proposals to be considered for inclusion in the proxy statement and form of proxy relating to our next annual meeting of stockholders must be received no later than April 30, 2011. If we change the date of our next annual meeting of stockholders by more than 30 days from the date of this year’s annual meeting of stockholders, then the deadline is a reasonable time before we begin to print and send our proxy materials. All such proposals must comply with the requirements of Rule 14a-8 of Regulation 14A of the Securities Exchange Act of 1934, which sets forth specific requirements and limitations applicable to nominations and proposals at annual meetings of stockholders.

All stockholder proposals, notices and requests should be made in writing and sent via registered, certified or express mail to Manas Petroleum Corporation, Bahnhofstrasse 9, P.O. Box 155, CH-6341 Baar, Switzerland, Attention: President and Chairman of the Board of Directors.

Where You Can Find More Information

We file annual and other reports, proxy statements and other information with the United States Securities and Exchange Commission and certain Canadian securities regulatory authorities. The documents filed with the Securities and Exchange Commission are available to the public from the Securities and Exchange Commission’s website at www.sec.gov. The documents filed with the Canadian securities regulatory authorities are available at www.sedar.com.

Other Matters

Our board of directors does not intend to bring any other business before the annual meeting, and so far as is known to our board of directors, no matters are to be brought before the annual meeting except as specified in the notice of the annual meeting. If any other matters are properly brought before the annual meeting, it is the intention of the persons named on the proxy to vote the shares represented by the proxy on such matters in accordance with their judgment.

By Order of the Board of Directors

/s/ Peter-Mark Vogel
Peter-Mark Vogel
Interim President

July 29, 2010

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

Electronic Delivery of Future PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

02 0000000000

The Board of Directors recommends a vote FOR the following:

1. Election of Directors

Nominees	For	Against	Abstain
1 Heinz J. Scholz	☐	☐	☐
2 Dr. Richard Schenz	☐	☐	☐
3 Dr. Werner Ladwein	☐	☐	☐
4 Michael J. Velletta	☐	☐	☐

The Board of Directors recommends a vote FOR the following proposal:

	For	Against	Abstain
2. To ratify the appointment of BDO Visura as the independent registered public accounting firm of the Company.	☐	☐	☐

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000072510_1 R2.09.05.010

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Form 10-K, Notice & Proxy Statement is/are available at www.proxyvote.com .

MANAS PETROLEUM CORPORATION
For the Annual Meeting of Stockholders
to be held on September 16, 2010
This proxy is solicited by the Board of Directors

The undersigned stockholder of Manas Petroleum Corporation (the "Company") hereby appoints Roger Jenny as the proxy, with the power to appoint his substitute, and authorizes him to represent and to vote, as designated on the reverse side, all of the shares of common stock of the Company that the undersigned stockholder is entitled to vote at the annual meeting of stockholders of the Company to be held on September 16, 2010 at 10 a.m., local time, at the Hotel Sedartis, Bahnhofstrasse 16, 8800 Thalwil, Switzerland and any adjournment thereof, on the matters, set forth on the reverse side, and in his discretion on any other matters as may properly be brought before the meeting and any adjournment thereof.

The Board of Directors of the Company recommends a vote "For" Proposal 1, election of all director nominees, and "For" Proposal 2, ratification of the appointment of BDO Visura as the independent registered public accounting firm of the Company.

This proxy, when properly executed, will be voted as directed by the undersigned stockholder or, if no such directions are made, this proxy will be voted for every item listed on the reverse side, and as the proxy deems advisable on any other matters as may properly be brought before the meeting and any adjournment thereof.

Continued and to be signed on reverse side

0000072510_2 R2.09.05.010